Exhibit 99.1

Disc Medicine Announces Planned Departure of Chief Financial Officer Joanne Bryce

October 23, 2023

WATERTOWN, Mass. October 23, 2023 — Disc Medicine, Inc. (NASDAQ:IRON), a clinical-stage biopharmaceutical company focused on the discovery, development, and commercialization of novel treatments for patients suffering from serious hematologic diseases, announced today that Joanne Bryce, Chief Financial Officer, plans to depart the company. Disc has initiated a search to fill the position. To ensure an orderly transition, Ms. Bryce plans to remain with the company and oversee her current responsibilities until a successor has been identified.

“On behalf of the Board and the entire Disc team, I want to thank Joanne for her financial leadership and commitment to the company. Joanne has been at Disc since its inception and under her tenure, established our corporate operations, oversaw our transition to a publicly traded company, and strengthened our balance sheet over multiple financings.” said John Quisel, J.D., Ph.D., President and Chief Executive Officer of Disc. “It is through her contributions that we can enter the next chapter of growth and plan for late-stage development from a position of financial strength. Joanne will be missed by all of us as a valued colleague and friend, and we wish her all the best.”

“It has been a privilege to be a part of the Disc story and to see the company grow from a concept on a whiteboard to where it is today. I’m immensely proud to have worked with this team and am inspired by their hard-work, talent and tireless dedication to patients.” said Ms. Bryce. “My time with Disc has been both professionally and personally fulfilling, but with the company on firm footing and preparing to embark on the next phase of its journey, it is a good time for me to pursue other endeavors and ensure a smooth transition.”

About Disc Medicine

Disc Medicine (NASDAQ:IRON) is a clinical-stage biopharmaceutical company committed to discovering, developing, and commercializing novel treatments for patients who suffer from serious hematologic diseases. We are building a portfolio of innovative, potentially first-in-class therapeutic candidates that aim to address a wide spectrum of hematologic diseases by targeting fundamental biological pathways of red blood cell biology, specifically heme biosynthesis and iron homeostasis. For more information, please visit www.discmedicine.com.

Disc Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, express or implied statements regarding the expected departure timeline, search outcome and transition of Disc’s chief financial officer position and the Company’s expectations regarding its future growth, plans for late-stage development and its financial strength. The use of words such as, but not limited to, “believe,” “expect,” “estimate,” “project,” “intend,” “future,” “potential,” “continue,” “may,” “might,” “plan,” “will,” “should,” “seek,” “anticipate,” or “could” or the negative of these terms and other similar words or expressions that are intended to identify forward-looking statements.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on Disc’s current beliefs, expectations and assumptions regarding the future of Disc’s business, future plans and strategies, clinical results and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. Disc may not actually achieve the plans, intentions or expectations disclosed in these forward-looking statements, and investors should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements as a result of a number of material risks and uncertainties including but not limited to Disc’s ability to timely identify a successor to the chief financial officer position; Disc’s expectations regarding future growth; the adequacy of Disc’s capital to support its future operations; and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2022, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023 and June 30, 2023, and other documents filed by Disc from time to time with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in Disc’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. None of Disc, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law.

Media Contact

Peg Rusconi

Verge Scientific Communications

prusconi@vergescientific.com

Investor Relations Contact

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Stern Investor Relations

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